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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Oil Service HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-52022
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

        BJ Services Company announced a two-for-one stock split on its common stock payable to shareholders of record as of May 17, 2001. BJ Services will begin trading on a split-adjusted basis on June 1, 2001. As of June 1, 2001 the share amount of BJ Services, represented by a round lot of 100 Oil Service HOLDRS, will be 14.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

               99.1 Oil Service HOLDRS Trust Prospectus Supplement dated
                    March 30, 2001 to Prospectus dated February 6, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date: April 18, 2001                            By: /s/ STEPHEN G. BODURTHA
                                                    -----------------------
                                                Name: Stephen G. Bodurtha
                                                Title: Attorney-in-Fact

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                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

(99.1) Oil Service HOLDRS/SM/ Trust Prospectus
Supplement dated March 30, 2001 to
Prospectus dated February 6, 2001.

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